UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2014 (November 13, 2013)

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OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

000-25203	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 3500, Ft. Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 473-1254

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On October 24, 2014, OmniComm Systems, Inc. (“OmniComm”) submitted a request to the Securities and Exchange Commission (“SEC”) to waive the financial reporting requirement under Item 17 of Form 20-F (the “Financial Statement Requirement”) to include a reconciliation to accounting principles generally accepted in the United States of America (“U.S. GAAP”) in the audited financial statements of Promasys B.V. (“Promasys”) for the years ended December 31, 2011 and 2012. OmniComm acquired 100% of the capital stock of Promasys, a privately held Netherlands company, on November 11, 2013. Since the audited financial statements of Promasys (filed as an exhibit to OmniComm’s Current Report on Form 8-K filed on August 14, 2014) were not prepared under U.S. GAAP, Item 17 of Form 20-F generally requires that a reconciliation to U.S. GAAP be included in the audited financial statements. On November 17, 2014, the SEC notified OmniComm that the SEC will not object to OmniComm’s proposal to waive the Financial Statement Requirement. As a result, OmniComm is no longer out of compliance with its SEC reporting obligations by reason of it not having filed the reconciliation to U.S. GAAP in connection with its acquisition of Promasys.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

Date: November 26, 2014	By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Accounting and Financial Officer